EXHIBIT 10.19


                             AMENDMENT NO. 1 TO THE
                    VIASOFT, INC. DEFERRED COMPENSATION PLAN


         This Amendment No. 1 to the Viasoft, Inc. Deferred Compensation Plan is made and entered into as of the 30th day of June, 1998 by Viasoft, Inc. ("Viasoft").

         WHEREAS, Viasoft has previously adopted the Viasoft, Inc. Deferred Compensation Plan (the "Plan") effective as of July 1, 1997;

         WHEREAS, Viasoft has reserved the right to amend the Plan in whole or in part pursuant to Section 8.4 of the Plan;

         WHEREAS, Viasoft now desires to amend the Plan.

         NOW, THEREFORE, Viasoft hereby amends the Plan as follows:

          1.   Section 1.2(s) of the Plan is hereby amended to read as follows:

               (s) "Initial Election Period" for an Eligible Employee shall mean the 30-day period following July 1, 1997 or the 30-day period following the date on which he or she becomes an Eligible Employee.

          2.   The effective date of this Amendment shall be June 30, 1998.

          3. Except as hereinabove amended, all of the terms and conditions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Viasoft, Inc. has signed or caused these presents to be signed by its Chief Executive Officer as required by the Plan on the date first above written.

                               Viasoft, Inc.



                               By: /s/ Steven D. Whiteman
                                  --------------------------
                                   Steven D. Whiteman
                                   Chief Executive Officer

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